UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
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PRICE COMMUNICATIONS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRICE COMMUNICATIONS CORPORATION
45 Rockefeller Plaza
New York, New York 10020

March 29, 2004

Dear Shareholder:

You are cordially invited to the 2004 Annual Meeting of Shareholders of Price Communications Corporation, to be held on April 20, 2004 at 10:00 a.m. local time at the offices of Proskauer Rose LLP, 1585 Broadway, New York, New York 10036-8299.

Our Annual Report for the year ended December 31, 2003 is enclosed.  I hope you will read it carefully.  If you have any questions about our Annual Report or the matters discussed in our proxy statement, please feel free to call us at (212) 757-5600, or write us at the address set forth above.

Enclosed with this letter is a proxy authorizing your shares to be voted for you if you do not attend the Annual Meeting.  Whether or not you are able to attend the Annual Meeting, I urge you to complete your proxy and return it in the enclosed addressed, postage-paid envelope, as a quorum of the shareholders must be present at the Annual Meeting, either in person or by proxy.

I would appreciate your immediate attention to the mailing of this proxy.

Yours truly,

[Signature to be added]

Kim I. Pressman
Executive Vice President, Chief Financial Officer and Secretary

2

PRICE COMMUNICATIONS CORPORATION
45 Rockefeller Plaza
New York, New York 10020

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of PRICE COMMUNICATIONS CORPORATION:

NOTICE IS HEREBY GIVEN that the 2004 annual meeting of the shareholders of Price Communications Corporation will be held at the offices of Proskauer Rose LLP, 1585 Broadway, New York, New York 10036-8299 on April 20, 2004 at 10:00 a.m. local time for the following purposes:

1.             to reelect two directors to our board of directors for a term of three years expiring in 2007; and

2.             to transact such other business as may properly be brought before the annual meeting and any postponement or adjournment thereof.

Our board of directors has fixed the close of business on March 15, 2004 as the record date for the determination of shareholders entitled to notice of, and to vote at, the annual meeting and any adjournments.

Our board of directors recommends that you vote FOR the election of the nominees to the board of directors.  If you sign, date and mail your proxy card without indicating how you want to vote, your proxy will be counted as a vote in favor of proposal 1 (election of the nominees to our board of directors).

Regardless of the number of shares you own or whether you plan to attend, it is important that your shares be represented and voted at the annual meeting.  We ask that you please take the time to vote by completing and mailing the enclosed proxy card promptly.

By order of the Board of Directors,

[Signature to be added]

Kim I. Pressman
Executive Vice President, Chief Financial Officer and Secretary

PRICE COMMUNICATIONS CORPORATION

45 Rockefeller Plaza

New York, New York  10020

ANNUAL MEETING OF SHAREHOLDERS

April 20, 2004

PROXY STATEMENT

ANNUAL MEETING AND PROXY SOLICITATION INFORMATION

The accompanying proxy is solicited by the board of directors of Price Communications Corporation, a New York corporation, for use at the 2004 Annual Meeting of Shareholders to be held at the offices of Proskauer Rose LLP, 1585 Broadway, New York, New York 10036-8299, on April 20, 2004, at 10:00 a.m. local time, and at any adjournments.  If not otherwise specified, proxies will be voted FOR the election of the nominees to the board of directors.

Shareholders who execute proxies may revoke them at any time before they are exercised by delivering a written notice to the Secretary of our company stating that the proxy is revoked, by executing a subsequent proxy and presenting it to our Secretary at our principal executive offices, or by attending the annual meeting and voting in person.  The board of directors does not know of any matters other than those specified in the notice of annual meeting of shareholders that will be presented for consideration at the annual meeting. However, if other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their judgment. In the event that the nominee for director is unable to serve as a director at the date of the annual meeting, the enclosed form of proxy will be voted for the nominee who is designated by the board of directors to fill such vacancy.

As of March 15, 2004, there were 53,855,999 shares of our common stock outstanding, with each such share being entitled to one vote. Only shareholders of record at the close of business on March 15, 2004 will be entitled to vote at the annual meeting, and this proxy statement and the accompanying proxy are being sent to such shareholders on or about March 29, 2004.

Under New York law and our certificate of incorporation and by-laws, the holders of a majority of our outstanding shares, present in person or represented by proxy, constitutes a quorum.  If a quorum is established, the affirmative vote of a plurality of votes cast by our shareholders at the annual meeting is required for the election of directors.

Under New York Stock Exchange rules, if your broker holds shares in its name, the broker can vote on some “routine” proposals (including the proposal to elect two directors to the board of directors) when it has not received your instructions.

Our company will bear the cost of soliciting proxies.  Solicitations will be made primarily by mail, but our regular employees and representatives may solicit proxies personally or by mail, courier, telephone or facsimile.  Arrangements also may be made with brokers, custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons.  Our company may reimburse such brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding solicitation material.

ELECTION OF DIRECTORS

(PROPOSAL 1)

General

Our certificate of incorporation provides that our board of directors will have not fewer than three nor more than ten directors, with the actual number being set from time to time by resolution of our board.  Our board of directors has fixed the authorized number of directors at five.

Our certificate of incorporation provides that our board of directors will be divided into three separate classes, with the classes to be as nearly equal in number as possible.  One class is elected each year to serve a staggered three-year term. The terms of office of the respective classes expire in successive years. At the annual meeting, two members are to be reelected to our board of directors to serve for a term of three years until the annual meeting of shareholders in 2007.  The nominees, Robert Price and Kim I. Pressman, have consented to be named and to serve if elected.  Our board of directors has no reason to believe that the nominees will be unable to serve if elected to office and, to the knowledge of our board of directors, the nominees intend to serve the entire term.  Should a nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will vote for such other person as our board of directors may recommend.

Our board of directors has determined that the following directors have no material relationship with our company (either directly or indirectly as a partner, shareholder or officer of an organization that has a relationship with our company):  John Deardourff, Robert F. Ellsworth and Stuart B. Rosenstein.  Based on this determination and the review by our board of directors of the additional general independence requirements under the New York Stock Exchange’s listing standards (the “Listing Standards”), our board of directors has determined that each of these directors is an “independent director” under the Listing Standards.

Vote Required

The affirmative vote of a plurality of the votes cast by our shareholders at the annual meeting is required for the election of directors.  Abstentions with respect to the election of directors will have no effect on the vote on this matter.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES.

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of March 15, 2004 by (1) each person or group known to us who beneficially owns (as defined in the rules of the Securities and Exchange Commission) more than five percent of our common stock, (2) our directors and executive officers individually and (3) all of our directors and executive officers as a group:

Beneficial Owner (1)	Amount or Nature of Beneficial Owner (2)(3)		Percentage
Robert Price	5,030,000		9.3%
John Deardourff	66,007		(4)
Robert F. Ellsworth	6,727		(4)
Kim I. Pressman	279,222	(3)(5)	(4)
Stuart B. Rosenstein	12,750		(4)
All directors and executive officers as a group (5 persons)	5,394,706		10.0%
Timothy R. Barakett	10,210,860	(6)	19.0%
Barclays Global Investors, NA	2,712,308	(7)	5.0%
Green & Smith Investment Management LLC	2,826,900	(8)	5.2%

(1)                                  Address for each executive officer and director is our principal executive office located at 45 Rockefeller Plaza, New York, New York  10020.

(2)                                  Unless otherwise indicated, the persons named in the table have the sole power to vote and direct the disposition of these shares.

(3)                                  Includes options exercisable within 60 days of January 31, 2004.  Excludes 200,000 options for both Robert Price and Kim I. Pressman each under option at prices from $31 to $33, which are technically exercisable.

(4)                                  Less than 1%.

(5)                                  Excludes 19,431 shares held by Ms. Pressman’s children as to which she disclaims beneficial ownership.

(6)                                  Based on a Schedule 13D filed with the SEC on October 2, 2002 and a Form 4 filed with the SEC on March 4, 2003.  As a result of Mr. Barakett’s position as chairman and chief executive officer of Atticus Capital L.L.C. and Atticus Management, Ltd., he is deemed to be a beneficial owner of the shares of common stock owned by various investment funds and managed accounts as to which such entities and their affiliates act as advisors.  The principal address for Mr. Barakett is 152 West 57th Street, New York, New York  10019.

(7)                                  Based on a Schedule 13G filed with the SEC on February 17, 2004.  The principal address for Barclays Global Investors, NA is 45 Fremont Street, San Francisco, California  94105.

(8)                                  Based on a Schedule 13G filed with the SEC on January 29, 2004.  The principal address for Green & Smith Investment Management LLC is 100 Summit Lake Drive, Valhalla, New York  10595.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information with respect to our directors and executive officers.

Name	Age (as of December 31, 2003)	Office
Robert Price	71	Director, President, Chief Executive Officer and Treasurer
John Deardourff	70	Director
Robert F. Ellsworth	77	Director
Kim I. Pressman	47	Director, Executive Vice President, Chief Financial Officer, Assistant Treasurer and Secretary
Stuart B. Rosenstein	43	Director

The following is a biographical summary of the experience of our executive officers and directors named above.

Robert Price has served concurrently as a Director and the Chief Executive Officer and President of our company since 1979, has served as Treasurer of the Company since 1990, and has been a Director of Price Communications Wireless Holdings, Inc. (“Holdings”) and Price Communications Wireless since 1997. Mr. Price was a Director of PriCellular Corporation (“PriCellular”) from 1990 until it was acquired by American Cellular Corporation in June 1998. Mr. Price was the President and Assistant Treasurer of PriCellular from 1990 until May 1997 and served as Chairman of PriCellular from May 1997 until June 1998. Mr. Price, an attorney, is a former General Partner of Lazard Freres & Co.  Mr. Price has served as an Assistant United States Attorney, practiced law in New York and served as Deputy Mayor of New York City. After leaving public office, Mr. Price became Executive Vice President of The Dreyfus Corporation and an Investment Officer of The Dreyfus Fund. In 1972 he joined Lazard Freres & Co. Mr. Price has served as a Director of Holly Sugar Corporation, Atlantic States Industries, The Dreyfus Corporation, Graphic Scanning Corp. and Lane Bryant, Inc., and is currently a member of The Council on Foreign Relations. Mr. Price has served as the Representative of the Majority Leader and President Pro Tem of the New York Senate and as a member of the Board of Directors of the Municipal Assistance Corporation for the City of New York. Mr. Price has also served as the nominee of the Governor of New York State as a trustee of the City University of New York. Since April 2001, he has been commissioner of the New York State Commission of Investigations.

John Deardourff has been a director of our company since July 2001.  Mr. Deardourff is currently an officer and director of the E.V.A. Corporation, a privately-held medical device company in Bethesda, Maryland. A founding partner of Bailey, Deardourff & Associates, a leading political advertising, consulting and polling firm in suburban Washington D.C., Mr. Deardourff co-ran the organization from 1967 until his retirement last year. From 1961 to 1967, he served on the staff of New York Governor Nelson A. Rockefeller.  Mr. Deardourff is a director of The Children’s Defense Fund, The League of Conservation Voters and The National Environmental Trust and former trustee of The Phillips Collection, and resides in McLean, Virginia.

Robert F. Ellsworth has been a director of our company since 1981.  Mr. Ellsworth is Chairman of Hamilton Apex Technology Ventures LP of San Diego, a venture capital firm and Managing Director of The Hamilton Group, LLC, a private venture group. From 1974 to 1977, Mr. Ellsworth served as an Assistant Secretary and then Deputy Secretary of Defense.  Mr. Ellsworth was a General Partner of Lazard Freres & Co. from 1971 to 1974, and served in the United States House of Representatives from 1961 to 1967.  Mr. Ellsworth’s professional affiliations include the International Institute for Strategic

Studies, London; Atlantic Council of the United States, Washington, D.C.; The Council on Foreign Relations, New York; and the American Council on Germany, New York.

Kim I. Pressman, a certified public accountant, is a graduate of Indiana University and holds an M.B.A. from New York University. Ms. Pressman was elected Executive Vice President & Chief Financial Officer of our company in May 1998 and was elected Secretary in April 2002.  Prior to joining the Company in 1984 where she held various offices prior to her election to her current positions, Ms. Pressman was employed for three years by Peat, Marwick, Mitchell & Co., a national certified public accounting firm, and for more than three years thereafter was Supervisor, Accounting Policies for International Paper Company and then Manager, Accounting Operations for Corinthian Broadcasting of Dun & Bradstreet Company, a large group owner of broadcasting stations.  Until June 1998, she served as a Director, Vice President and Secretary of PriCellular Corporation for more than the preceding five years.

Stuart B. Rosenstein has been a director of our company since August 2000.  Mr. Rosenstein co-founded LiveWire Ventures in 1998 and has served as its Executive Vice President and Chief Financial Officer since its inception. LiveWire is a diversified investment and management group focused primarily on companies that provide software and internet products and services for the media, telecom, utility, advertising, and new media industries. From 1990 to June 1998, Mr. Rosenstein was Executive Vice President and Chief Financial Officer of PriCellular Corporation.  Mr. Rosenstein began his career with Ernst & Young and was a senior manager there at the time he joined PriCellular Corporation. Mr. Rosenstein is a certified public accountant and a member of the AICPA and New York State Society of CPAs. He is a magna cum laude graduate of the State University of New York.

Meetings of the Board

Our board of directors met five times during the year ended December 31, 2003.  Each member of our board attended all of the meetings of the board and the committees of the board of which he or she is a member held during the year while he or she was a member.  Our company encourages, but does not require, the members of the board to attend our company’s annual meeting of shareholders.  All directors attended the annual shareholder meeting in April 2003 except John Deardourff and Robert F. Ellsworth.  Our non-management directors may meet in executive session, without management, at any time, and are regularly scheduled for non-management executive sessions at least twice each year.  During the year ended December 31, 2003 our independent directors met four times in executive session without management.  The independent directors select one independent director to preside over each meeting of the independent directors.

In order to communicate with our board of directors as a whole, with non-management directors or with specified individual directors, correspondence may be directed to:  Secretary, Price Communications Corporation, 45 Rockefeller Plaza, New York, New York 10020.  The Secretary will submit your correspondence to our board of directors or the appropriate committee, as applicable.  You may communicate directly with our board of directors, or the non-management directors as a group, or any individual director, by sending correspondence to the Board of Directors, Price Communications Corporation, 45 Rockefeller Plaza, New York, New York  10020.

Committees of the Board

Our board of directors has an Audit and Finance Committee, a Stock Option and Compensation Committee and a Nominating and Governance Committee.

The Audit and Finance Committee consists of Messrs. Deardourff, Ellsworth and Rosenstein.  Our board of directors has considered whether the members of the Audit and Finance Committee satisfy the additional “independence” and “financial literacy” requirements for audit committee members as set forth in the Listing Standards.  Our board of directors has concluded that all members satisfy the requirements of the Listing Standards.  In addition, our board of directors has concluded that Mr. Rosenstein also qualifies as an “audit committee financial expert” as defined by Securities and Exchange Commission rules, and has the “accounting or related financial management expertise” required by the Listing Standards.  No member of the Audit and Finance Committee serves on an audit committee of more than three public companies.  The Audit and Finance Committee held five meetings during 2003.  The charter of the Audit and Finance Committee, as recently amended, is attached to this proxy statement as Exhibit A.

The Stock Option and Compensation Committee consists of Messrs. Deardourff, Ellsworth and Rosenstein.  Its functions include reviewing and approving arrangements relating to the compensation of our executive officers and administering our 2003 Long Term Incentive Plan.  The Stock Option and Compensation Committee also reviews and approves factors to be taken into account relative to our chief executive officer’s compensation, evaluates our chief executive officer’s performance, determines and approves the chief executive officer’s compensation level based on this evaluation and makes recommendations to our board with respect to non-CEO compensation incentive and equity-based plans.  It also prepares the report required by the Securities and Exchange Commission’s proxy rules to be included in our company’s proxy statement or annual report on Form 10-K and performs such other duties and responsibilities set forth in a written charter recently approved by our board of directors and which complies with the Listing Standards.  All members of the Stock Option and Compensation Committee are independent directors under the Listing Standards.  The Stock Option and Compensation Committee held one meeting during 2003.  The written charter of the Stock Option and Compensation Committee, recently approved by our board of directors, is attached to this proxy statement as Exhibit B.

The Nominating and Governance Committee consists of Messrs. Deardourff, Ellsworth and Rosenstein.  The function of the Nominating and Governance Committee is to assist our board of directors by (i) reviewing and recommending for the board’s approval certain policies regarding the nomination of directors; (ii) identifying individuals qualified to become directors; (iii) evaluating and recommending for the board’s selection nominees to fill positions on the board; (iv) developing and recommending to the board a set of Corporate Governance Guidelines applicable to our company; and (v) overseeing the evaluation of the board and management.  In considering possible candidates for election as a director, the Nominating and Governance Committee is guided by the principle that each director (a) be an individual of high character and integrity, (b) be accomplished in his or her respective field, with superior credentials and recognition, (c) have relevant expertise and experience upon which to be able to offer advice and guidance to management, (d) have sufficient time available to devote to the affairs of our company; (e) be able to work with the other members of the board and contribute to the success of our company; (f) represent the long-term interests of our company’s shareholders as a whole; and (f) be selected such that the board represents a diversity of backgrounds and experience.  Each director must be at least 18 years of age.

All members of the Nominating and Governance Committee are independent directors under the Listing Standards.  The Nominating and Governance Committee held one meeting during 2003.  The charter of the Nominating and Governance Committee, recently approved by our board of directors, is attached to this proxy statement as Exhibit C.

Shareholders may propose director candidates for consideration by the Nominating and Governance Committee by delivering timely notice in proper written form.  To be timely, notice of a proposed nomination must be delivered to or mailed and received at our principal executive offices at 45

Rockefeller Plaza, New York, New York  10020 not less than 50 days nor more than 90 days prior to our annual meeting of shareholders; provided, however, that if less than 50 days’ notice or prior public disclosure of the date of the meeting is given or made to our company’s shareholders, the proposed nomination must be received not later than the earlier of (i) the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, or (ii) the last business day prior to the meeting date.  Proposed nominations must include (a) the name and address, as they appear on our company’s books, of the shareholder proposing the proposed nominee, (b) the class and number of shares of our company that are beneficially owned by such shareholder, (c) the proposed nominee’s full name, business address, residential address and principal occupation or employment, and qualifications for board membership, (d) the class and number of shares that are beneficially owned by the proposed nominee, and (e) any other information relating to the proposed nominee that is required to be disclosed in connection with the solicitation of proxies for election of directors, or is otherwise required, in each case, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor regulation or law.  Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.  Our company will forward all proposed nominations to the Nominating and Governance Committee for consideration.  The Committee may, but will not be required to, consider proposed nominations not properly submitted in accordance with this policy.  The Committee may request further information from any proposed nominee.  All proposed nominees properly submitted to our company (or which the Committee otherwise elects to consider) will be evaluated and considered by members of the Committee using the same criteria as nominees identified by the Committee itself.

Report of the Audit and Finance Committee

The following is the report of our Audit and Finance Committee with respect to our audited financial statements for fiscal year ended December 31, 2003. This report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall it be incorporated by reference into any future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate it by reference into such filing.

During 2003, the Audit and Finance Committee consisted of John Deardourff, Robert F. Ellsworth and Stuart B. Rosenstein, each of whom is “independent” as defined under the Listing Standards.

The board of directors has recently approved an amendment to the written charter for the Audit and Finance Committee, which complies with the Listing Standards and is attached to this proxy statement as Exhibit A.  The function of the Audit and Finance Committee is to assist the board of directors in its oversight of (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the qualifications and independence of the Company’s outside auditor; and (iv) the performance of the Company’s internal audit function and outside auditor.  In particular, the Committee shall serve as an independent party to monitor the Company’s financial reporting processes and internal control system; discuss the audit conducted by the Company’s outside auditor; and provide an open avenue of communication among the outside auditor, management and the board.  The Audit and Finance Committee held five meetings during 2003.

The Audit and Finance Committee has reviewed and discussed our audited financial statements with management. The Audit and Finance Committee has also discussed with Deloitte & Touche LLP, the Company’s independent auditors through May 5, 2003, and the Company’s current independent auditors, BDO Seidman, LLP, matters relating to the auditors’ judgments about the quality, as well as the acceptability, of our accounting principles, as applied in our financial reporting as required by Statement of Auditing Standards No. 61, as amended (Communications with Audit Committees). In addition, the Audit and Finance Committee has discussed with Deloitte & Touche and BDO Seidman their independence from management and us, as well as the matters in the written disclosures received from its independent auditors and required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

Based on the Audit and Finance Committee’s review and discussions referred to above, the Audit and Finance Committee recommended to the board of directors that our audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

John Deardourff
Robert F. Ellsworth
Stuart B. Rosenstein
(Members of the Audit and Finance Committee)

Directors Compensation

Directors are compensated for their reasonable travel and related expenses in attending (in-person) board of directors or committee meetings, and directors who are not officers or employees receive fees of $50,000 per annum.  No additional fee is paid to directors for attendance at meetings of the board or committees.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth summary information concerning the compensation paid to our chief executive officer and another executive officer for the three years ended December 31, 2003.

				Long-Term Compensation
Name and Principal Position	Year			Securities Underlying Options	All Other Compensation
		Annual Compensation
		Salary ($)	Bonus ($)
Robert Price	2003	$850,000	$1,025,000	—	—
Chief Executive	2002	$600,000	$500,000	—	—
Officer and Treasurer	2001	$600,000	$525,000	200,000	—

Kim I. Pressman	2003	$300,000	$425,000	—	—
Executive Vice President,	2002	$200,000	$400,000	—	—
Chief Financial Officer and Secretary(1)	2001	$183,333	$425,000	200,000	—

(1)                                  Ms. Pressman was elected to the office of Secretary in April 2002.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table reflects the number of stock options held by our executive officers on December 31, 2003.

Name	Shares Acquired on Exercise	Value Realized($)	Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End
			Exercisable	Unexercisable	Exercisable	Unexercisable
Robert Price	—	—	200,000	—	—	—
Kim I. Pressman	—	—	257,578	—	$364,924	—

Stock Option and Compensation Committee Report on Executive Compensation

Under the rules of the SEC, this report is not deemed “soliciting material” and is not incorporated by reference in any filing with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Stock Option and Compensation Committee of our board of directors is composed of three non-employee directors, Messrs. John Deardourff, Robert F. Ellsworth and Stuart B. Rosenstein, each of whom is “independent” as defined under the Listing Standards.  It is responsible for developing and making recommendations to our board of directors with respect to our executive compensation policies and the annual compensation paid to our executive officers and administering our 2003 Long Term Incentive Plan. The Committee believes that our compensation arrangements should enable us to attract and retain highly qualified executive employees, reward individual performance and foster an identity of interest between management and us.

The main objectives of the executive compensation program are:

•                            to align compensation opportunities with shareholder interests;

•                            to provide compensation that is competitive when compared with various markets in which the Company competes for executive talent; and

•                            to divide total compensation between base and incentive compensation components with significant incentive related component.

The Committee has historically viewed stock options as key elements to focus executives on increasing shareholder value.

The Company currently has no operating assets and three employees, including Mr. Price and Ms. Pressman.  This report consequently describes the historical elements of our executive compensation program and the current basis on which the compensation of our chief executive officer has been determined.

Annual Compensation

Base Salary.  In general, we have historically aligned base pay for executives to be competitive with market rates. The pay review considered level of experience, individual performance against annually established financial and non-financial unit and individual objectives, and competitive market salary rates for similar positions.

Annual Bonuses.  All executives have historically been eligible for annual bonuses for achieving challenging financial, leadership and operational objectives that are established at the beginning of each year. To determine annual bonus awards, the Committee performed a detailed review of our and the individual executive’s performance.

Long-term Incentives

The Company has historically used stock options to link executive compensation to our longer term internal performance and to external market performance of our stock price.

Stock options have historically been granted to executives and other key personnel with an exercise price equal to the market price of the stock on the date of grant. The potential future value of stock options has been dependent solely upon the future increase in the price of our stock. Stock option award levels have been based on each recipient’s position level and performance as well as the competitive level of option grants for comparably situated executives. The exercise price of option grants has historically typically been equal to 100 percent of the market price of the Company’s common stock on the grant date. Options have a ten-year exercise period, and typically become exercisable in installments during the first two years following their grant.

Annual grants of restricted stock are not presently part of our executive compensation program. However, grants of restricted stock may occur in the future as warranted by changing competitive conditions.

All of the Company’s outstanding stock options (which are held by Mr. Price and Ms. Pressman) were granted with an exercise price significantly in excess of the market price of the stock on the date of grant.

Compensation of the Chief Executive Officer

The Company currently has no operating assets.  Consequently, the Committee believes that the best measure of Mr. Price’s contribution to shareholder value is the long-term performance of the Company’s stock in comparison to other wireless telephone companies and that, in setting compensation, the Committee should also take into account compensation received by chief executive officers of other wireless telephone companies.  Mr. Price’s compensation currently includes base salary and annual bonuses and has in the past included (and may in the future include) stock option grants.

Mr. Price’s annual base salary for 2003 was $850,000 and his annual bonus for 2003 was $1,025,000.  The salary and bonus figures were based on the Committee’s evaluation of the long-term performance of the Company’s stock in comparison to the stock of other wireless telephone companies and the compensation paid to the chief executive officers of other wireless telephone companies.

Pursuant to Section 162(m) of the Internal Revenue Code compensation exceeding $1 million paid to our executive officers may not be deducted by us unless such compensation is performance based and paid pursuant to criteria approved by our shareholders.  The Committee considered the provisions of Section 162(m) in setting 2003 compensation paid to Mr. Price.

John Deardourff
Robert F. Ellsworth
Stuart B. Rosenstein
(members of the Stock Option and Compensation Committee)

STOCK PRICE PERFORMANCE

The following graph shows the five year cumulative total return (change in the year-end stock price plus reinvested dividends) to our shareholders compared to the Standard & Poor’s 500 Index and the Standard & Poor’s Cellular/Wireless Telecommunications Industry Index cumulative total return. The graph assumes investment of $100 on December 31, 1998 in our common stock, the Standard & Poor’s Cellular/Wireless Telecommunications Industry Index and the Standard & Poor’s 500 Index and the reinvestment of dividends. The companies represented in the Standard & Poor’s Cellular/Wireless Telecommunications Industry Index are not necessarily similar in size to us and include some companies larger than us. The stock price performance shown on the graph is not necessarily indicative of future price performance.

Total Return to Shareholders

(Dividends reinvested monthly)

		Total Return to Shareholders (Dividends reinvested monthly) Annual Return Percentage Year Ending December 31,
Company/Index	1998	1999	2000	2001	2002	2003

Price Communications Corporation	100.00	252.69	-39.55	13.55	-27.55	-0.72
S&P 500 Comp.-LTD	100.00	21.04	-9.10	-11.89	-22.10	28.68
Cellular/Wireless Telecom-500	100.00	223.45	-56.43	-21.65	-59.70	77.72

Company/Index	Base Period 1998
		Indexed Returns Ending December 31,
		1999	2000	2001	2002	2003

Price Communications Corporation	100.00	352.69	213.20	242.08	175.38	174.11
S&P 500 Comp.-LTD	100.00	121.04	110.02	96.95	75.52	97.18
Cellular/Wireless Telecom-500	100.00	323.45	140.91	110.40	44.49	79.07

Standard & Poor’s Valuation

The Standard & Poor’s Stock Reports dated March 20, 2004 for our company stated that $10,000 invested in our common stock five years before the date of such report would have had a value of $17,042 on the date of such report.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers and beneficial owners of 10% or more of any class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our securities. Directors, executive officers and 10% owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, all Section 16(a) filing requirements applicable to directors and executive officers were timely satisfied during the year ended December 31, 2003.

MATTERS RELATING TO OUR ACCOUNTANTS

Changes in Principal Accountants

On July 31, 2002, as a result of the cessation of business of Arthur Andersen LLP, we dismissed Arthur Andersen as our principal accountant to audit our financial statements, and effective the same date engaged Deloitte & Touche LLP in place of Arthur Andersen.  On May 5, 2003, we dismissed Deloitte & Touche LLP as our principal accountant to audit our financial statements, and effective the same date engaged BDO Seidman, LLP in place of Deloitte & Touche.  Both the dismissal of Arthur Andersen and the engagement of Deloitte & Touche, and the subsequent dismissal of Deloitte & Touche and the engagement of BDO Seidman, were approved by our board of directors and Audit and Finance Committee.

Neither Arthur Andersen’s report on our financial statements for the year ended December 1, 2001, nor Deloitte & Touche’s report on our financial statements for the year ended December 31, 2002, contained an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the year ended December 31, 2001 and through July 31, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen’s satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreements in connection with Arthur Andersen’s reports on our financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.  We were advised that Arthur Andersen is no longer in a position to provide letters relating to its termination as a former audit client’s principal accountant in accordance with Item 304(a)(3) of Regulation S-K, and that Arthur Andersen’s inability to provide such letters has been discussed with the staff at the Securities and Exchange Commission.

Except for the disagreement with Deloitte & Touche over the accounting for certain redeemable preferred stock issued in prior years, which disagreement was previously disclosed as an exhibit to our company’s Form 8-K filed May 15, 2003 and was resolved to the satisfaction of Deloitte & Touche, during the year ended December 31, 2002 and through May 5, 2003, there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte & Touche’s satisfaction, would have caused Deloitte & Touche to make reference to the subject matter of the disagreements in connection with Deloitte & Touche’s reports on our financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.  Our board of directors and Audit and Finance Committee discussed the subject matter of the disagreement with Deloitte & Touche referred to above and has authorized Deloitte & Touche to respond fully to any inquiries of BDO Seidman concerning the subject matter of the disagreement.

During the year ended December 31, 2001 and through July 31, 2002, we did not consult Deloitte &Touche, and during the years ended December 31, 2001 and 2002 and through May 5, 2003, we did not consult BDO Seidman, regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any of the matters or reportable events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Fees Paid to Principal Accountants

For the fiscal years ended December 31, 2002 and 2003, Arthur Andersen LLP, Deloitte & Touche LLP and BDO Seidman, LLP, our principal independent accountants during these periods, billed the approximate fees set forth below.

Audit Fees.  Aggregate fees paid to Deloitte & Touche in connection with its audit of our consolidated financial statements as of and for the year ended December 31, 2002 and its limited review of our unaudited condensed consolidated interim financial statements were $217,500; we did not make payments to Arthur Andersen or BDO Seidman for such services for such period.

Aggregate fees paid to BDO Seidman in connection with its audit of our consolidated financial statements as of and for the year ended December 31, 2003 and its limited review of our unaudited condensed consolidated interim financial statements were estimated to be $125,000.  We did not make any such payments to Deloitte & Touche for such period.

Audit-Related Fees.  During the last two fiscal years, neither Arthur Andersen, Deloitte & Touche nor BDO Seidman has provided our company with assurance and related services that are not principally related to the audit or review of our consolidated financial statements.

Tax Fees.  During the last two fiscal years, neither Arthur Andersen, Deloitte & Touche nor BDO Seidman has provided our company with services in connection with tax compliance, tax advice or tax planning.

All Other Fees.  Aggregate fees paid to Deloitte & Touche for services for fiscal year 2002 relating to benefit plans and the contribution transaction with Verizon were $27,000; and for fiscal year 2003 relating to the issuance of consents were estimated to be $30,000.

Pre-Approval Policies and Procedures.  The Audit and Finance Committee has adopted a policy for pre-approval of the above fees.  The Audit and Finance Committee shall, to the extent required by any applicable legal or regulatory requirement, pre-approve all auditing services and permitted non-audit services provided to our company by our outside auditor.  To the extent permitted by applicable laws, regulations and NYSE rules, the Committee may delegate pre-approval of audit and non-audit services to one or more members of the Committee.  Such member(s) must then report to the full Committee at its next scheduled meeting if such member(s) pre-approved any audit or permitted non-audit services.

All services that are described in each of “Audit-Related Fees”, “Tax Fees” and “All Other Fees” were approved by the Audit and Finance Committee.

Attendance of Auditors at Annual Meeting

BDO Seidman LLP has been engaged as our company’s independent auditors for 2004.  A representative of BDO Seidman is expected to be present at the annual meeting and available to respond to appropriate questions, and will also have the opportunity to make a statement if such representative so desires.

OTHER MATTERS

It is not anticipated that any other matters will be brought before the annual meeting. If other matters are properly brought before the annual meeting, proxies for shares of common stock will be voted in accordance with the best judgment of the proxy holders.

SHAREHOLDERS’ PROPOSALS FOR 2005 ANNUAL MEETING

Proposals of shareholders intended to be included in the proxy statement for our 2005 Annual Meeting of Shareholders must be received by us no later than December 29, 2004.  Proposals of shareholders intended to be considered at the 2005 Annual Meeting of Shareholders but not included in the proxy statement for that meeting must be received by us no later than February 12, 2005.  Our company may exercise its discretionary voting authority to direct the voting of proxies on any matter submitted for a vote at the 2005 Annual Meeting of Shareholders if notice concerning proposal of such matter is not received prior to February 12, 2005.

New York, New York

March 29, 2004

Annex A

CHARTER

OF

THE AUDIT AND FINANCE COMMITTEE

OF

THE BOARD OF DIRECTORS

OF

PRICE COMMUNICATIONS CORPORATION

I.              Statement of Policy

The function of the Audit and Finance Committee (the “Committee”) is to assist the Board of Directors (the “Board”) in its oversight of (i) the integrity of the Corporation’s financial statements; (ii) the Corporation’s compliance with legal and regulatory requirements; (iii) the qualifications and independence of the Corporation’s outside auditor; and (iv) the performance of the Corporation’s internal audit function and outside auditor.  In particular, the Committee shall:

•                                          serve as an independent party to monitor the Corporation’s financial reporting processes and internal control system;

•                                          discuss the audit conducted by the Corporation’s outside auditor; and

•                                          provide an open avenue of communication among the outside auditor, management and the Board.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct the audits or to determine that the Corporation’s financial statements are complete, accurate and in accordance with GAAP.  This is the responsibility of management and the Corporation’s outside auditor.

II.            Composition

The Committee shall be comprised of three or more directors, each of whom, in the determination of the Board, must (a) satisfy the independence and other requirements established by the New York Stock Exchange (“NYSE”), and (b) meet the independence requirements of Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Securities and Exchange Commission (“SEC”) Rule 10A-3(b)(i) under the Exchange Act.  In addition, the Committee shall at all time include at least one member who has accounting or related financial management expertise, as the Board’s interprets such qualification in its business judgment.  If a Committee member simultaneously serves on the audit committees of more than three public companies, the Board must determine that such simultaneous service would not impair such member’s ability to effectively serve on the Committee and the Corporation must disclose such determination in its annual proxy statement.

The members of the Committee shall be appointed and replaced by the Board.  Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.           Meetings

The Committee shall meet at such times and with such frequency as the Committee shall determine as appropriate to meet its responsibilities.  The Committee shall meet separately, periodically, with management, the Corporation’s internal auditors (or other personnel responsible for the internal audit function) and the Corporation’s outside auditor.  The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary or desirable.  The Committee may adopt such procedures as it deems appropriate and necessary to carry out the duties and responsibilities of the Committee.  The Committee shall report regularly to the Board.  In addition, the Committee shall report to the Board from time to time, as requested by the Board or as the Committee deems appropriate.

IV.           Responsibilities and Duties

The Committee shall have the following responsibilities and duties:

1.                                       The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the Corporation’s outside auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation.  Each such registered public accounting firm shall report directly to the Committee.  The Corporation shall provide for appropriate funding, as determined by the Committee, for payment of:

(a)                                  compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation;

(b)                                 compensation to any advisers employed by the Committee; and

(c)                                  ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

2.                                       The Committee shall, to the extent required by any applicable legal or regulatory requirement, pre-approve all auditing services and permitted non-audit services provided to Company by its outside auditor.  To the extent permitted by applicable laws, regulations and NYSE rules, the Committee may delegate pre-approval of audit and non-audit services to one or more members of the Committee.  Such member(s) must then report to the full Committee at its next scheduled meeting if such member(s) pre-approved any audit or permitted non-audit services.

3.                                       At least annually, to assess the independence of the Corporation’s outside auditor, the Committee shall obtain and review a formal written statement from the auditor delineating all relationships between the auditor and the Corporation, consistent with Independence Standards Board Standard No. 1, and actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor.

4.                                       The Committee shall oversee the Corporation’s accounting and financial reporting processes and the audits of the Corporation’s financial statements.

5.                                       The Committee shall review the Corporation’s annual audited financial statements, including any certification, report or opinion rendered by the Corporation’s outside auditor, and discuss the same (including the Corporation’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operation” (“MD&A Disclosures”)) with management and the auditor.  The Committee shall recommend to the Board whether the annual financial statements should be included in the Corporation’s Annual Report on Form 10-K.

6.                                       The Committee shall review the Corporation’s quarterly financial statements and discuss such financial statements (including MD&A Disclosures) with management and the Corporation’s outside auditor.

7.                                       The Committee shall review and discuss: (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Corporation’s selection or application of accounting principles, and major issues as to the adequacy of the Corporation’s internal controls and any special audit steps adopted in light of material control deficiencies; (ii) analyses prepared by management and/or the Corporation’s outside auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Corporation’s financial statements; and (iv) the type and presentation of information to be included in earnings press releases (paying particular attention to any use of “pro forma” or “adjusted” non-GAAP information”), as well as any financial information and earnings guidance provided to analysts and ratings agencies.

8.                                       The Committee shall review with the outside auditor any audit problems or difficulties and management’s response.  The Committee shall discuss with the outside auditor the matters described in Statement of Auditing Standards No. 61, including any difficulties the auditor encountered in the course of the audit work, any restrictions on the scope of the auditor’s activities or on access to requested information, and any significant disagreements with management.

9.                                       The Committee shall, at least annually, obtain and review a report from the Corporation’s outside auditor describing (i) the firm’s internal quality-control procedures, and (ii) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

10.                                 The Committee shall review any disclosures made by Corporation’s CEO and CFO, as part of the process of preparing their certifications to be included in the Corporation’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

11.                                 The Committee shall discuss the Corporation’s guidelines and policies that govern the process by which risk assessment and risk management are undertaken.

12.                                 The Committee shall oversee the performance of the Corporation’s internal auditors (or other personnel responsible for the internal audit function).

13.                                 The Committee shall set clear policies for employees or former employees of the Corporation’s outside auditors.

14.                                 The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

15.                                 The Committee may consider such other matters in relation to the financial affairs of the Corporation and its accounts, and in relation to the internal and external audits of the Corporation, as the Committee may, in its discretion, determine to be advisable.

16.                                 The Committee shall have the authority to engage independent counsel and other advisors, as the Committee determines necessary to carry out its duties and responsibilities.

17.                                 The Committee shall annually report to the Corporation’s shareholders on certain auditing matters, as required by the rules and regulations of the SEC, as they may be amended from time to time.  Such report will be included in the Corporation’s annual proxy statement.

18.                                 The Committee shall periodically review its own performance.

19.                                 The Committee shall review and reassess the adequacy of this Charter annually, and recommend any proposed changes to the Board for its approval.

The Committee may diverge from the specific activities outlined throughout this Charter as appropriate if circumstances or regulatory requirements change.  In addition to these activities, the Committee may perform such other functions as necessary or appropriate under applicable laws, regulations, NYSE rules, the Corporation’s certificate of incorporation and by-laws, and the resolutions and other directives of the Board.

This Charter is in all respects subject and subordinate to the Corporation’s certificate of incorporation and by-laws, the resolutions of the Board and the applicable provisions of the New York Business Corporation Law.

Annex B

CHARTER

OF

THE STOCK OPTION AND COMPENSATION COMMITTEE

OF

THE BOARD OF DIRECTORS

OF

PRICE COMMUNICATIONS CORPORATION

I.              Statement of Policy

The function of the Stock Option and Compensation Committee (the “Committee”) is to assist the Board of Directors (the “Board”) by (i) evaluating the performance of the Corporation’s Chief Executive Officer (the “CEO”); (ii) determining and approving the CEO’s compensation level based on such evaluation; (iii) reviewing and approving arrangements relating to the compensation of other executive officers of the Corporation; (iv) making, to the degree deemed appropriate by the Committee, recommendations to the Board with respect to non-CEO compensation, incentive-compensation plans and equity-based plans; and (v) administering and making individual grants of stock options under the Corporation’s 2003 Long-Term Incentive Plan.

II.            Composition

The Committee shall be comprised of two or more independent directors, each of whom, in the determination of the Board, must (a) meet the independence and other requirements established by the New York Stock Exchange (“NYSE”), (b) be “outside directors” (as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time), and (c) be “non-employee directors” (as defined in Rule 16(b)-3 under the Securities Act of 1933, as amended from time to time).

The members of the Committee shall be appointed and replaced by the Board.  Unless a Chair is appointed by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.           Meetings

The Committee shall meet at such times and with such frequency as the Committee shall determinate as appropriate to meet its responsibilities.  The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.  The Committee shall report to the Board from time to time, as requested by the Board, or as the Committee deems appropriate.

B-1

IV.           Responsibilities and Duties

1.                                       The Committee shall, from time to time, review and approve factors it deems relevant to CEO compensation.

2.                                       The Committee shall annually evaluate the CEO’s performance in light of such factors.

3.                                       The Committee shall determine and approve the CEO’s compensation based on such evaluation.

4.                                       The Committee shall review and approve arrangements relating to the compensation of other executive officers of the Corporation.

5.                                       The Committee may, from time to time, to the degree deemed appropriate by the Committee, make recommendations to the Board with respect to non-CEO compensation, incentive-compensation plans and equity-based plans.

6.                                       The Committee shall annually report to the Corporation’s shareholders on certain executive compensation matters, as required by the rules and regulations of the Securities and Exchange Commission, as they may be amended from time to time.  Such report will be included in the Corporation’s annual proxy statement.

7.                                       The Committee shall administer and make individual grants of stock options under and in accordance with the terms of the Corporation’s 2003 Long-Term Incentive Plan.

8                                          Unless the applicable grant or plan is subject to approval by the Corporation’s shareholders, the Committee shall review and determine whether to approve any equity-compensation grant or plan that the Committee is required to approve under any applicable law, regulation or NYSE rule.

9                                          The Committee shall periodically evaluate its own performance.

The Committee may diverge from the specific activities outlined throughout this Charter as appropriate if circumstances or regulatory requirements change.  In addition to these activities, the Committee may perform such other functions as necessary or appropriate under applicable laws, regulations, NYSE rules, the Corporation’s certificate of incorporation and by-laws, and the resolutions and other directives of the Board.

This Charter is in all respects subject and subordinate to the Corporation’s certificate of incorporation and by-laws, the resolutions of the Board and the applicable provisions of the New York Business Corporation Law.

B-2

Annex C

CHARTER

OF

THE NOMINATING AND GOVERNANCE COMMITTEE

OF

THE BOARD OF DIRECTORS

OF

PRICE COMMUNICATIONS CORPORATION

I.              Statement of Policy

The function of the Nominating and Governance Committee (the “Committee”) is to assist the Board of Directors (the “Board”) by (i) reviewing and recommending for the Board’s approval certain policies regarding the nomination of directors; (ii) identifying individuals qualified to become directors; (iii) evaluating and recommending for the Board’s selection nominees to fill positions on the Board; (iv) developing and recommending to the Board a set of Corporate Governance Guidelines applicable to the Corporation; and (v) overseeing the evaluation of the Board and management.

II.            Composition

The Committee shall be comprised of two or more directors, each of whom, in the determination of the Board, must satisfy the independence requirements established by the New York Stock Exchange (“NYSE”).

The members of the Committee shall be appointed and replaced by the Board.  Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.           Meetings

The Committee shall meet at such times and with such frequency as the Committee shall determine as appropriate to meet its responsibilities.  The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.  The Committee shall report to the Board from time to time, as requested by the Board, or as the Committee deems appropriate.

IV.           Responsibilities and Duties

1.                                       Upon the recommendation of the Committee, the Board has adopted policies regarding (i) specific, minimum qualifications for potential directors; (ii) the process for identifying and evaluating director nominees; and (iii) consideration of any director candidates recommended by the Corporation’s shareholders.  The Committee shall from time to time recommend any changes in such policies to the Board for its approval.

C-1

2.                                       The Committee shall, in a manner consistent with such policies, identify individuals qualified to become Board members and consider and evaluate candidates to fill positions on the Board (including, but not limited to, persons nominated by shareholders).

3.                                       The Committee shall recommend for the Board’s selection nominees to fill positions on the Board.

4.                                       The Committee shall develop and recommend to the Board a set of Corporate Governance Principles applicable to the Corporation, and shall, from time to time, review such Corporate Governance Principles and recommend any proposed changes to the Board for its approval.

5.                                       The Committee shall oversee the evaluation of the Board and management.

6.                                       The Committee shall periodically evaluate its own performance.

The Committee may diverge from the specific activities outlined throughout this Charter as appropriate if circumstances or regulatory requirements change.  In addition to these activities, the Committee may perform such other functions as necessary or appropriate under applicable laws, regulations, NYSE rules, the Corporation’s certificate of incorporation and by-laws, and the resolutions and other directives of the Board.

This Charter is in all respects subject and subordinate to the Corporation’s certificate of incorporation and by-laws, the resolutions of the Board and the applicable provisions of the New York Business Corporation Law.

C-2

PRICE COMMUNICATIONS CORPORATION

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

This proxy is solicited on behalf of the Board of Directors of Price Communications Corporation for the Annual Meeting of Shareholders on April 20, 2004.  The undersigned appoints Robert Price and Kim I. Pressman, and each of them, with full power of substitution in each, the proxies of the undersigned, to represent the undersigned and vote all shares of Price Communications Corporation common stock that the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on April 20, 2004, and at any adjournment or postponement thereof as indicated on the reverse side.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.  If no direction is given this proxy will be counted as a vote in favor of proposal 1.

Mark, Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope	☐ Votes must be indicated (X) in Black or Blue ink.

Please sign exactly as your name appears on your stock certificates.  When joint tenants hold shares, both should sign.  When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE COUNTED AS A VOTE IN FAVOR OF PROPOSAL 1.

1.                                       TO ELECT TWO DIRECTORS TO THE COMPANY’S BOARD OF DIRECTORS FOR A TERM OF THREE YEARS EXPIRING IN 2007.

Nominees: Robert Price and Kim I. Pressman	☐ FOR	☐ WITHHELD AUTHORITY	☐ ABSTAIN
	all nominees (except as written in the space below)	to vote for all nominees

2.                                       In their discretion upon such other matters as may properly come before the meeting.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Shareholder sign here	Date

Co-Owner sign here